Exhibit 99.1

Corporate Presentation Q4 2020 Leading Research into Solving one of the World’s Largest Drivers of Disease: Inflammation

180 LIFE SCIENCES

Disclaimer

This Presentation is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of 180 LIFE SCIENCES Corp. ("180 Life Sciences") or KBL Merger Corp. IV ("KBL") or any of 180 Life Sciences' or KBL's affiliates' securities. This Presentation has been prepared to assist interested parties in making their own evaluation with respect to the proposed business combination of 180 LIFE SCIENCES and KBL and for no other purpose. The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or any other information contained herein. Any data on past performance or projections contained herein is no indication as to future performance. 180 LIFE SCIENCES and KBL assume no obligation to update the information in this Presentation.

Forward-Looking Statements

This Presentation includes "forward-looking statements" within the meaning of U.S. federal securities laws. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue" and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results and, consequently, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements and factors that may cause such differences include, without limitation, statements relating to the timing and completion of the proposed business combination; KBL's continued listing on the Nasdaq Stock Market until closing of the proposed business combination; expectations regarding the capitalization, resources and ownership structure of the combined company; the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, the amount of cash available following redemptions by KBL stockholders; the ability to meet the Nasdaq Stock Market's listing standards following the consummation of the transactions contemplated by the proposed business combination; costs related to the proposed business combination; expectations with respect to future performance, growth and anticipated acquisitions; ability to recognize the anticipated benefits of the proposed business combination; 180 Life Sciences' ability to execute its plans to develop and market new drug products and the timing and costs of these development programs; 180 Life Sciences' estimates of the size of the markets for its potential drug products; potential litigation involving KBL or 180 LIFE SCIENCES or the validity or enforceability of 180 Life Sciences' intellectual property; global economic conditions; geopolitical events and regulatory changes; access to additional financing; and other risks and uncertainties indicated from time to time in filings with the Securities and Exchange Commission (the "SEC"). Other factors include the possibility that the proposed business combination does not close, including due to the failure to receive required security holder approvals, or the failure of other closing conditions. The foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in KBL's most recent filings with the SEC and will be contained in the proxy statement/prospectus to be filed as result of the transactions described above. All subsequent written and oral forward-looking statements concerning KBL or 180 Life Sciences, the transactions described herein or other matters and attributable to KBL or 180 LIFE SCIENCES or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. None of KBL or 180 LIFE SCIENCES undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

Additional Information and Where to Find It

KBL has filed a registration statement on Form S-4, which includes a preliminary proxy statement/prospectus for KBL's stockholders, with the SEC. KBL's definitive proxy statement/prospectus will be mailed to KBL's stockholders that do not opt to receive the document electronically. KBL and 180 LIFE SCIENCES urge investors, stockholders and other interested persons to read the preliminary proxy statement/prospectus, as well as other documents that will be filed with the SEC, because these documents will contain important information about the proposed business combination transaction. Such persons can also read KBL's Annual Report on Form 10-K for the fiscal year ended December 31, 2019, for a description of the security holdings of its officers and directors and their respective interests as security holders in the consummation of the proposed business combination transaction. KBL's definitive proxy statement/prospectus, which is included in the registration statement, will be mailed to stockholders of KBL as of a record date to be established. KBL's stockholders will also be able to obtain a copy of such documents, without charge, by directing a request to: KBL Merger Corp. IV, 30 Park Place, Suite 45E, New York, NY 10007; e-mail: admin@kblvc.com. These documents can also be obtained, without charge, at the SEC's website (http://www.sec.gov).

Participants in the Solicitation

KBL and its directors and executive officers, may be deemed to be participants in the solicitation of proxies for the special meeting of KBL's stockholders to be held to approve the proposed transactions in connection with the business combination. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of KBL's stockholders in connection with the proposed transactions are set forth in the preliminary proxy statement/prospectus included in the registration statement that was filed with the SEC on November 12, 2019, as it has been amended from time to time. You can find information about KBL's executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on April 7, 2020. You can obtain free copies of these documents from KBL using the contact information above.

Disclaimer

This Presentation is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of KBL and 180 Life Sciences, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

180 Life Sciences Corp. www.180lifesciences.com Q4 2020 2

180 LIFE SCIENCES

180 Life Sciences Highlights

- **Scientific team and founders are pioneers** with proven track record in drug discovery from the University of Oxford, Hebrew University and Stanford University
- **Developing three families of novel drugs** addressing significant market opportunities in inflammation, fibrosis and pain:
  - Fibrosis & Anti-TNF
  - Synthetic CBD Analogs (SCAs)
  - a7nAChR
- **Multiple programs in synchronized stages of development**
- **Numerous near-term inflection points for anti-TNF programs:** one program late stage 2b/3 trial, two additional clinical programs projected to start Q3/4 2021
  - Initial clinical anti-TNF clinical trials funded by investments and grants (UK).
  - Regulatory approvals obtained from the UK Medicines and Healthcare Products Regulatory Agency (MHRA) and the Dutch Centrale Commissie Mensgebonden Onderzoek (CCMO) and the relevant accredited ethics committees to perform clinical trials in the UK and The Netherlands for anti-TNF products(1)
- **Strong IP portfolio** with a long lifespan, providing coverage up to 2039

(1) No meetings have been held with, and no applications or requests for approval have been submitted to the FDA for any products at this time.

180 Life Sciences Corp. www.180lifesciences.com Q4 2020 3

180 LIFE SCIENCES

Leadership

Prof Sir Marc Feldmann *Co-Chairman*

- Pioneer of anti-TNF therapy, world's biggest drug class ($40B USD pa)
- Anti-TNF discovery eventually led to Centocor's acquisition by J&J for $4.9 B USD
- 7 International awards for Biomedical Innovation, includi Crafoord and Lasker Awards, fellow of the Royal Society



Prof Lawrence Steinman *Co-Chairman*

- Discovered role of integrins, led to Natalizumab, highly effective treatment for MS and IBD
- Tysabri sold to Biogen for $3.25B
- Member of National Academy of Sciences, 4 International awards for Biomedical Innovation including Charcot Prize; founder of Centocor



Dr. James N. Woody *CEO*

- Discovered Remicade at Centocor
- Founded Avidia and Proteolix, which were sold to Amgen
- GP of Latterell Venture Partners
- 25+ years of pharmaceutical research and management experience
- General Manager of Roche Biosciences (Former Syntex)



Prof Raphael Mechoulam *Founder, 180 LS*

- Godfather of cannabinoid chemistry; discovered the body's endocannabinoid system
- Recipient of Israel Exact Sciences Prize, member of Israel Academy of Science and Humanities



Dr Jonathan Rothbard *CSO*

- Stanford University, broad experience in small molecule development
- Founder of 5 biotech companies; Amylin sold to AstraZeneca and BMS for $5.3B USD



Prof Jagdeep Nanchahal *CMO*

- Surgeon-scientist, leading 2b/3 trial funded by Wellcome Trust and UK Dept. of Health
- Fellow of the Royal College of Surgeons; discovered new treatments for fibrosis



180 Life Sciences Corp. www.180lifesciences.com Q4 2020 4

180 LIFE SCIENCES

Overview: 180 Life Sciences Development Programs

	FIBROSIS & ANTI-TNF (CLINICAL STAGE)*	SYNTHETIC CBD ANALOGS (SCAs)	a7nAChR
TECHNOLOGIES	**Repurposing of anti-TNF for major unmet needs, other patented drugs**	**Novel non-psychoactive synthetic CBD analogs**	**Novel a7nAChR agonists**
TARGETED DISEASES	**NEAR TERM** • **Early stage Dupuytren's disease (DD)** • **Frozen Shoulder** • **Post Operative Delirium/Cognitive Deficit (POCD)** **FURTHER OUT** • **Non-Alcoholic Steatohepatitis (NASH)**	• **Arthritis** • **Pain/Inflammation**	• **Smoking cessation induced Ulcerative Colitis (UC) initially** • **Other inflammatory indications will be targeted after results in UC**
COMPETITIVE ADVANTAGE	• **DD**: no treatment for early disease • **Frozen Shoulder:** local steroid only for short term pain relief, does not modulate long-term disease activity • **POCD**: No treatment available	• Novel, >99.5% pure, • Robust batch to batch consistency (non-botanical) • Developing advanced formulation for increased bioavailability	• Orally available • Potentially as effective as biologics (like anti-TNF) • Proven lack of toxicity
STAGE	• **DD**: Phase 2b/3 in early DD, results Q4 2021* • **Frozen Shoulder**: Initiate Phase 2 trials Q3 2021 • **POCD**: Initiate Phase 2 trials Q4 2021 • **NASH**: Preclinical studies started Q2 2020	• **Preclinical** – lead SCAs and formulations being identified • Trials planned in arthritis and pain	• **Preclinical** – optimizing new compounds based on safe a7nAChR agonists
INTELLECTUAL PROPERTY	• **Patents issued for treatment of DD & POCD with anti-TNF** • Additional patents issued (anti-IL-33) or pending in localized and systemic fibrosis and delivery systems • Patents have a lifespan that expires between 2031 or later	• **Patent issued for Cyclohexenyl compounds**, compositions and uses thereof • Patents pending & to be filed • Patents' lifespan expires 2036 or later	• **Three patents issued, one patent pending** • Patents' lifespan expires 2031 or later

*Regulatory approvals obtained from the MHRA and CCMO and the relevant accredited ethics committees to perform clinical trials in the UK and The Netherlands. No meetings have been held with, and no applications or requests for approval have been submitted to the FDA for any products at this time.

180 Life Sciences Corp. www.180lifesciences.com Q4 2020 5

6 Proposed Business Combination Overview • KBL Merger Corp. IV (“ KBLM ”) has entered into a definitive business combination agreement with 180 Life Sciences Corp. (“ 180 Life Sciences ”) • The transaction is expected to close in early Q4 2020 • It is anticipated that the post - closing company will retain the 180 Life Sciences name and be listed on NASDAQ under the ticker ATNF Transaction Structure • At the time of the business combination, 180 Life Sciences will have 17,500,000 shares issued and outstanding • Each share of 180 Life Sciences will be exchanged for one share of KBLM, valued at $175 million Valuation Illustrative Valuation (in millions, except per share data) Illustrative Proforma Ownership (1) Assumes all convertible debt is converted (2) Based on latest redemption price reported on KBLM 10Q for 06/30/2020 (3) Preferred equity issuable at the closing of the business combination Proforma Shares Outstanding (1) 25.16 Current Redemption Price (2) $10.93 Equity Value $274.95 Debt $1.87 Preferred Equity (3) $3.00 180 Life Sciences Corp. www.180lifesciences.com Q4 2020

180 LIFE SCIENCES

Experienced Leadership of KBL Merger Corp. IV

Name	Experience	Current and Past Affiliations
Marlene Krauss, M.D. *CEO and Director*	• 30+ years of experience in acquiring, growing and selling more than 20 companies in healthcare services, pharmaceuticals and medical devices • 15+ years experience as an ophthalmic surgeon • Founder and Managing Director of 3 KBL Healthcare venture capital funds • Previously CEO and Chairman of three KBL SPACs - KBL Healthcare I, II, and III • Board positions on over 10 healthcare companies including PneumRx, Lumenos, Summit Technology • B.A. Cornell University, M.D. Harvard Medical School, M.B.A. Harvard Business School	kbl healthcare ventures; Summit Technology, Inc.; Alcon a Novartis company; PneumRx; BTG; Remon; Boston Scientific; Lumenos Health Care Enlightened; Anthem WellPoint; NeuroStar Advanced Therapy
Joseph A. Williamson *COO and Director*	• 35+ years of experience as an operator and investor in the healthcare service business including senior living, home health and pharmacy distribution (CCRx, National Homecare Holdings) • Managing Partner at JAW Capital, an investment fund focusing on healthcare • Co-founder and President of Concord Health Group acquired by KBL Acquisition I and subsequently sold to MultiCare • B.S. Villanova University, J.D. Delaware Law School, M.B.A Temple University	Brandywine Living Life is Beautiful; Genesis; Continuing Care; Omnicare a CVSHealth company; Concord Health Group, Inc.; NewSpring Ventures; Cressey & Company LP Building Leading Healthcare Businesses

Management team has worked together on investments and transactions for 20 years

180 Life Sciences Corp. www.180lifesciences.com Q4 2020 7

8 Name Experience Current and Past Affiliations George Hornig Chairman  25+ years of senior operating, banking and investing experience  CEO of RON Transatlantic Financial Holdings  Former COO of Pine Bridge Investments, Credit Suisse Asset Management and Deutsche Bank (Americas)  Co - founder and former COO of Wasserstein Perella & Co  Former Director of KBL Acquisition Corp I  A.B. , M.B.A., and J.D. Harvard University Sherrill Neff Director  Founding partner of Quaker Partners, managing five life science venture funds with over $700 million in total assets  Investor and/or Director of over 30 healthcare companies ( MedMark , Durata Therapeutics, Intact Vascular Inc.)  Former President and COO of Neose Technologies  Former Sr. Vice President of U.S. Healthcare  B.A. Wesleyan University, J.D. University of Michigan Law School Andrew Sherman Director  20+ years in investment banking M&A and buyside roles  Former Managing Director, Healthcare of Morgan Joseph Triartisan  Previously worked on two SPACs: KBL Healthcare Acquisition Corp. III and Capitol Acquisition Corp. which completed a merger with Two Harbors Investment Corp.  B.A. University of Pennsylvania, B.S. Wharton School of Business, M.B.A Harvard Business School EXPERIENCED MANAGEMENT TEAM AND BOARD CONT’D Experienced Leadership of KBL Merger Corp. IV (cont’d) 180 Life Sciences Corp. www.180lifesciences.com Q4 2020

180 LIFE SCIENCES

Three Platform Technologies Targeting Multiple Indications

PLATFORM	INDICATION	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3
Fibrosis & Anti-TNF*	• Dupuytren's contracture			ongoing	
	• Frozen shoulder			Est. start Q3 2021	
	• POCD			Est. start Q4 2021	
	• NASH	started Q2 2020			
SCAs	• Chronic pain	ongoing	Est. start Q3 2021	Est. start Q3 2022	
	• Early arthritis	ongoing		Est. start Q1 2023	
α7nAChR	• Smoking cessation induced ulcerative colitis	ongoing			

*Regulatory approvals obtained from the MHRA and CCMO and the relevant accredited ethics committees to perform clinical trials in the UK and The Netherlands. No meetings have been held with, and no applications or requests for approval have been submitted to the FDA for any products at this time.

180 Life Sciences Corp. www.180lifesciences.com Q4 2020 9

180 LIFE SCIENCES

Clinical Stage Lead Program: Fibrosis & Anti-TNF

Program led by Profs Jagdeep Nanchahal & Sir Marc Feldmann, Oxford, and Dr Glenn Larsen, USA

Targeting common diseases - facilitates trials and potential sales

Clinical trials supported by Prof Sallie Lamb, UK

Developing targeted therapies for:

- Early Stage Dupuytren's disease (DD) - patent issued; Phase 2b/3 results expected Q4 2021 [(1)]
- Frozen shoulder - patent issued; clinical trials projected in Q3 2021
- Post operative cognitive decline (POCD) - patent issued, clinical trials projected in Q4 2021
- Liver fibrosis (NASH) - initial laboratory studies done with Celgene-BMS on human tissue; preclinical studies started Q2 2020



Dupuytren's Disease



Frozen Shoulder



Nash



POCD

(1) Approval only from MHRA/CCMO and relevant accredited ethics committees.

180 Life Sciences Corp. www.180lifesciences.com Q4 2020 10

11 Competitive Advantages • Expert Investigators ─ Established reputation in conducting clinical trials across academic and clinical networks (1) ─ Well practiced in publishing trials in peer reviewed clinical journals • Cost Effective ─ No payment for trial patients required in the UK/EU ─ Staff costs can be covered by academic grants ( Wellcome Trust, NIHR) • Shorter Timeline for Recruitment and Execution ─ Access to large registries of patients/diseases ─ Regulatory expertise in writing protocols, seeking approvals, conducting trials. Cost Effective, Time Efficient, Academic Led Clinical Trials Performed in UK (1) https://www.ndorms.ox.ac.uk/octru Developing the Only Treatment for Early Stage Fibrosis • Studies in DD lead the way for novel approach to develop clinical programs in other fibrotic diseases: ─ Tissues and cells from most fibrotic diseases not readily accessible as diagnosed late ─ Competitors use animals or late stage cells in culture, neither reflect human disease ─ Our use of human tissue makes preclinical discovery more relevant and accurate, mitigating risk for clinical stage • Currently no competition for targeting and preventing early stage fibrosis • Non - surgical, easy to administer • Short term treatment, intended to halt disease progression Novel Use Of Human Disease Tissue To Identify New Targets In Fibrosis 180 Life Sciences Corp. www.180lifesciences.com Q4 2020

180 LIFE SCIENCES

Rationale for TNF Blockade in Fibrosis


extracellular
intracellular
Anti-TNFR2 mab
* patent pending,
future program
TNF
TNFR2
TNF
Anti-TNF
*Use-of patent issued for DD, patent pending for unique delivery system, current program
cell membrane
180 LS drugs block TNF induced activation of pro-fibrotic pathways to reduce fibrosis

UNEXPECTED DISCOVERY – TNF/TNFR2 signaling activates Wnt pathway and transcription of fibrosis genes. Verjee…Nanchahal (2013)

PNAS

Unraveling the signaling pathways promoting fibrosis in Dupuytren's disease reveals TNF as a therapeutic target

Liaquat S. Verjee [a], Jennifer S.N. Verhoekx [a,b], James K. K. Chan[a], Thomas Krausgruber [a], Vicky Nicolaidou[a], David Izadi [a], Dominique Davidson [c], Marc Feldmann [a, 1], Kim S. Midwood [a], and Jagdeep Nanchahal [a, 1]

[a] Kennedy Institute of Rheumatology, University of Oxford, London W6 8LH, United Kingdom
[b] Department of Plastic and Rescontructive Surgery, Erasmus Medical Centre, 3015, Rotterdam, The Netherlands
[c] Department of Plastic Surgery, St John's Hospital, Livingston EH54 6PP, United Kingdom

Wnt activation leading to FIBROSIS (↑ expression of a-SMA, Col1A1 genes etc)

180 Life Sciences Corp. www.180lifesciences.com Q4 2020 12

Initial Indication Targeting Dupuytren's Disease

- Common localized fibrotic condition of the hand, develops over years
- Nodules form under skin – eventually creating a thick cord pulling one or more fingers
- Can limit hand functions
- Unlike liver and lung fibrosis can be identified early

Early disease



No approved treatment: unmet need

Our trial is in early disease[1]

Late disease – results in impaired hand function



Current treatment options suboptimal: [2]

- Surgery – long (3 month) recovery, 6% recurrence at 5yr
- Needle perforation – less invasive, 30% recurrence at 5yr
- Collagenase injections – office procedure, 47% recurrence at 5yr

(1) Approval only from MHRA/CCMO and relevant accredited ethics committees.
(2) Layton T & Nanchahal J. F1000Research 2019, 8(F1000Faculty Rev): 231

180 Life Sciences Corp. www.180lifesciences.com Q4 2020 13

14 Phase 2a Completed: 40 mg (in 0.4ml) Adalimumab is Effective • Dose ranging with 28 patients. • 40 mg in 0.4ml - effective dose. • Funded by HICF ( Wellcome Trust + Dept of Health) and 180 Life Sciences Trial Overview Adalimumab injected directly into the nodule Demonstrated efficacy at high concentration & dose 15mg in 0.3ml (1.60 “ 0.67) 40mg in 0.4ml Placebo (1.51 “ 0.65) 35mg in 0.7ml* (1.44 “ 0.48) (1.09 “ 0.89) *Leakage observed from site injection due to large volume 5.0 4.0 3.0 2.0 1.0 0.0 Placebo 15mg 35mg 40mg a dalimumab Treatment p=0.024 p=0.006 p<0.001 1250 1000 750 500 250 0.0 Placebo 15mg 35mg 40mg a dalimumab p=0.019 The First Trial Of Any Targeted Therapy In Early DD (1) : Anti - Tumour Necrosis Factor Therapy for Dupuytren’s Disease: A Randomized Dose Response Proof of Concept Phase 2A Clinical Trial (2) (1) Approval only from MHRA/CCMO and relevant accredited ethics committees. (2) EBioMedicine 33 (2018) 282 - 288 180 Life Sciences Corp. www.180lifesciences.com Q4 2020

Phase 2b/3 Trial Fully Enrolled – Local Adalimumab in Early DD

- Randomized blinded trial in patients with early DD injected with optimal dose adalimumab[1]
- Every 3 months for 1 year (4 injections), following for a total of 18 months
- Outcome measures include nodule hardness, size and disease progression
- Randomized 181 patients across 3 sites in UK and the Netherlands

- **FULLY ENROLLED, FULLY PAID FOR**
- All UK patients have received final injection
- **Results expected Q4 2021**
- Trial sites: Oxford, Edinburgh, Groningen

	Objectives	Outcome measures
Primary Objective	To determine if injection with adalimumab is superior to placebo injection of normal saline in controlling disease progression.	Hardness of selected nodule.
Secondary Objectives	1. To compare the development of Dupuytren's nodules and associated cord, flexion deformities of the fingers and impairment of hand function for participants on each treatment. 2. Monitor for adverse events.	1.1. Ultrasound imaging of nodule size. 1.2. Range of motion of the affected digit. 1.3. Grip strength. 1.4. Participant Reported Outcomes: Michigan Hand Outcomes Questionnaire (MHQ) Participant identified activity most restricted by DD scored on a scale of 1-10. 1.5. Clinical assessment of the hand. 2.1. Adverse event assessment comparing active and placebo groups using visual inspection of injection site and laboratory reports. 2.2. Progression to surgery of the digit being assessed.
Tertiary Objectives	3. To assess if early DD injection therapy represents good value for money compared to current clinical care. 4. Monitor circulating levels of adalimumab and antibodies to adalimumab in the blood.	3. Analysis of health care resource utilisation data and EQ-5D-5L data to estimate cost and utilities from participants on each treatment. 4. Analysis of blood sample.

180 LIFE SCIENCES clinical trial 2b/3 - Nanchahal J et al, 2017 Wellcome Open Research, 2:37

(1) Approval only from MHRA/CCMO and relevant accredited ethics committees.

180 Life Sciences Corp. www.180lifesciences.com Q4 2020 15

16 Large Market Opportunity for Early Dupuytren’s Disease Estimated future worldwide market for Dupuytren’s is a multi - billion dollar one (1) All current treatments for Dupuytren's are for LATE stage disease • 4% of the EU & US population suffer from Dupuytren’s disease (1,2) • Assume ~25% of these (1% total) are symptomatic & require treatment (3) • Potential patients in the U.S. (1% of 315M) = 3M patients • Conservatively assume 25% of symptomatic patients get treatment (4) Geography Population Assumptions Number of Patients Market Size (assuming $1,000 treatment per patient)(5) USA 1% x 315M ~ 3.0M patients $3.0B EU 50% of USA ~ 1.5M patients $1.5B (1) Hindocha S, McGrouther DA, Bayat A (2009) Hand (NY) 4(3):256 - 69. (2) Lanting et al. (2014) PRS 133: 593 - 603 (3) Nanchahal J, et al. (2017) Wellcome Open Res 2:37 (4) Layton T & Nanchahal J (2019) F1000Res Feb 28;8:F1000 Faculty Rev - 231 (5) Based on current price of comparable anti - TNF treatments 180 Life Sciences Corp. www.180lifesciences.com Q4 2020

180 LIFE SCIENCES

Additional Indications

Post Operative Delirium/Cognitive Deficit (POCD)

- Over 300,000 hip fractures each year in the U.S. alone[(1)]
- Strong **clinical evidence** for anti-TNF as preventative therapy
- Patent claims granted, patent is licensed from Kennedy Trust, UK
- **Phase 2** multi-centre trial of pre-operative anti-TNF in hip fracture surgery planned to initiate by Q4 2021, single dose administered just prior to surgery, to be complete in 4 years

Frozen Shoulder

- Affects 9% of the of the population aged 25-64yr, more common in diabetics[(2)]
- Only treatment for early stage is local steroid injection for short term relief
- **Phase 2** clinical trials planned for local injection of anti-TNF, initiates Q3 2021 in the UK
- Trial protocol completed and £250,000 NIHR grant received

Fibrosis of the Liver (NASH)

- Most commonly caused by non-alcoholic fatty liver disease (NAFLD), which affects ~30% of the US population[(3)]
- ~2% of patients with non-alcoholic fatty liver disease and 15-20% with non-alcoholic steatohepatitis (NASH) progress to cirrhosis[(4)]
- No approved therapeutic for NASH
- Lab program in collaboration with Celgene-BMS for target discovery using human liver samples



(1) https://www.cdc.gov/homeandrecreationalsafety/falls/adulthipfx.html
(2) Walker-Bone K et al (2004) Arthritis Rheum 51(4):642-651
(3) Rinella ME & Sanyal AJ (2016) Nat Rev Gastroenterol Hepatol 13(4):196-205
(4) Ibid.

180 Life Sciences Corp. www.180lifesciences.com Q4 2020 17

180 LIFE SCIENCES

Fibrosis & Anti-TNF Clinical Development Plan*


2020
2021
2022
2023
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Results
Anti-TNF DD phase 2b/3 trial
Proceed to registration or further phase 3 trial if required
Frozen Shoulder (FS) Preparation
Ph 2b results
Anti-TNF FS phase 2 trial
Ph 3 results
Q4 2026
Phase 3
Approval to do trial*
POCD Preparation
Anti-TNF POCD phase 2 trial
POCD results
Q1 2024
Approval to do trial*
Target discovery in human liver fibrosis
Therapeutic development
Target identified

*Based on current proposals. *No regulatory approvals sought from appropriate authorities at this time.*
**Regulatory approvals obtained from the MHRA (UK) and the relevant accredited ethics committee to perform clinical trials in the UK. No meetings have been held with, and no applications or requests for approval have been submitted to the FDA for any products at this time.

180 Life Sciences Corp. www.180lifesciences.com Q4 2020 18

19 Synthetic CBD Analogs (SCAs) for Pain and Inflammation • Safe & non - psychoactive • Formulated to offer improved oral bioavailability (> three - fold) • Rigorously tested in clinical trials for inflammatory pain (efficacy and dosing) • Granted market approval by FDA, EMA and others • A real alternative to unregulated consumption of medical marijuana or OTC CBD (no clinical evidence, not FDA approved, unreliable composition, unpredictable dosing and safety) × Variable composition, potency, and may contain undesirable contaminants x We will use SYNTHETIC >99.5% pure SCAs Problems with MM / OTC CBD Our Solution × Side effects can be triggered by THC (e.g. psychosis) × Little clinical data from approved drugs exist (outside of epilepsy) to determine dosing × Variable uptake and low absorption (~4 - 9%) due to lipophilic properties of CBD / CBD - like x We will use synthetic CBD Analogs (SCAs) – no THC x P lanning blinded clinical trials initially in musculoskeletal pain and arthritis x Developing novel, patented ProNanoLipospheres (PNL) which enhance bioavailability • CBD and CBD - PNL administered orally to rats & plasma l evels assessed over time • CBD - PNL >3x absorption compared to CBD alone • CBD - PNL safe and well tolerated • Additional methods to improve absorption are being patented under a recently completed agreement with HU (1) Cherniakov I, et al. (2017) European J of Pharm. Sci 109:21 - 30 Led by Marc Feldmann, key players Mechoulam , Gallily , Domb Developing proprietary compounds which aim to be: 160 140 120 100 80 60 40 20 0 0 1 2 3 4 5 6 CBD CBD - PNL Time (h) Conc. ng/ml AUC (h*ng/ml) 90+/ - 21 300+/ - 95 39+/ - 8 137+/ - 43 CBD CBD - PNL CBD - PNL Enhances Bioavailability ! 3 fold 1 180 Life Sciences Corp. www.180lifesciences.com Q4 2020

180 LIFE SCIENCES

SCA Pipeline*



2020
2021
2022
2023
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
SCA pipeline
Development of lead SCA
Phase 1
Phase 2a/b
Chronic pain in RA
Results
Planning and regulatory
Execution and analysis
Phase 2a/b in early arthritis (tbc)
Preclinical development of SCA 2
Therapeutic development of SCA 2
Indication tbc

*Based on current proposals. *No regulatory approvals sought from appropriate authorities at this time.*

180 Life Sciences Corp. www.180lifesciences.com Q4 2020 20

180 LIFE SCIENCES

a7nAChR Platform

Led by Jonathan Rothbard and Larry Steinman

Decade of research on immune suppression in multiple sclerosis led to realization of the importance of the a7 subunit of nicotinic Acetylcholine Receptor (nAChR)

- a7 nAChR also a central factor in evolutionarily ancient neural circuit to control of inflammation[1,2]
- Large pharma identified a7 as a pharmaceutical target for Alzheimer's disease and schizophrenia
  - Multiple specific agonists developed
  - All shown to be safe, but did not meet milestones in human clinical trials
  - Strategic goal of 180 LIFE SCIENCES to repurpose drugs for inflammation

- Nicotine binds a7 and is a known immune suppressive
- A subgroup of patients who cease smoking subsequently acquire ulcerative colitis
- Treatment of these patients with a7 agonist has a high probability of therapeutic success (can be viewed as nicotine replacement therapy without issues of addiction)

Significant Unmet Need


Ulcerative Colitis Market
Market Value in Billions $
7
6
5
4
3
2
1
4.2
6.6
2012
2022

Existing Therapies Are Sub-Optimal

Existing Therapy	Issues
Anti-inflammatory drugs (5-aminosalicylates, corticosteroids)	× capability to induce remission is quite low × known deleterious side effects of steroids
Immunosuppressants	× long-term administration of thiopurine may correlate with an increased risk of developing lymphoma × cyclosporine leads to kidney damage
Infliximab (anti-TNF)	× serious adverse events, such as opportunistic infections, including tuberculosis, as well as congestive heart failure in cardiopathic patients

(1) Rothbard JB, Rothbard JJ, Soares L, Fathman CG, and Steinman L. Identification of a common immune regulatory pathway induced by small heat shock proteins, amyloid fibrils, and nicotine. Proc Natl Acad Sci U S A. 2018 115:7081-7086.
(2) Tracey KJ. Reflex control of immunity. Nat Rev Immunol. (2009) 9:418–28

180 Life Sciences Corp. www.180lifesciences.com Q4 2020 21

22 Faster Time to Market Lower Development Costs Targeted Clinical Trial Novel Therapeutic Target Significant Unmet Need Repurposing drugs previously proven safe (targeted Alzheimer’s & Schizophrenia) Drugs stimulate vagal nerve, leading to localized anti - inflammatory response, similar to nicotine’s MoA Existing therapies have occasional serious adverse effects and target the disease’s pathogenesis further downstream First clinical trial targeting patients who ceased smoking and developed ulcerative colitis Nicotine consumption protects against ulcerative colitis, lupus, and schizophrenia a7 nAChR Platform, a Novel Therapeutic Platform for UC Essential receptor in the neutral circuit controlled by the vagus nerve 180 Life Sciences Corp. www.180lifesciences.com Q4 2020

180 LIFE SCIENCES

a7nAChr Pipeline*


2020
2021
2022
2023
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Lead identified
Lead optimisation
Pre-clinical efficacy
Clinical development
For smoking cessation induced UC

*Based on current proposals. *No regulatory approvals sought from appropriate authorities at this time.*

180 Life Sciences Corp. www.180lifesciences.com Q4 2020 23

180 LIFE SCIENCES

180 Life Sciences at a Glance

Scientific team and founders are pioneers with proven track record in drug discovery from the University of Oxford, Hebrew University and Stanford University

Developing **three families of novel drugs** addressing significant market opportunities in inflammation, fibrosis and pain:

- Fibrosis & Anti-TNF
- Synthetic CBD Analogs (SCAs)
- a7nAChR

Multiple programs in synchronized stages of development combined with IP portfolio reduces risk

Numerous near-term inflection points for anti-TNF programs: one program **late stage 2b/3 trial**, two additional clinical programs projected to start Q3/4 2021 with NIHR grant awarded.

- Initial clinical anti-TNF clinical trials funded by investments and grants (UK).
- Regulatory approvals obtained from the UK Medicines and Healthcare Products Regulatory Agency (MHRA) and the Dutch Centrale Commissie Mensgebonden Onderzoek (CCMO) and the relevant accredited ethics committees to perform clinical trials in the UK and The Netherlands for anti-TNF products.*

Three **anti-inflammatory** therapeutic programs potentially used in **combination**

*No meetings have been held with, and no applications or requests for approval have been submitted to the FDA for any products at this time.

180 Life Sciences Corp. www.180lifesciences.com Q4 2020 24

www.180lifesciences.com 830 Menlo Avenue, Suite 100, Menlo Park, CA 94025 Thank you 25

Appendix 26

180 LIFE SCIENCES

Next Generation Therapeutics: Anti-TNFR2 & Anti-IL-33 Inhibitors


Dupuytren's Disease
Nodule
Mast cell
ST2
M2-macrophage
ST2
IL33
TNF
Fibroblast
α-SMA
Collagen I
Myofibroblast

SCIENCE ADVANCES | RESEARCH ARTICLE

HEALTH AND MEDICINE

Identification of TNFR2 and IL-33 as therapeutic targets in localized fibrosis

David Izadi[1*], Thomas B. Layton[1*], Lynn Williams[1], Fiona McCann[1], Marisa Cabrita[1], Ana I. Espirito Santo, Weilin Xie[2], Marco Fritzsche[1], Huw Colin-York[1], Marc Feldmann[1], Kim S. Midwood[1], Jagdeep Nanchahal[1†]

Dupuytren's disease fibrotic nodules comprise myofibroblasts and immune cells (macrophages and mast cells mostly)

Proposed mechanism:

1. Myofibroblasts secrete IL-33
2. IL-33 signals through ST2 receptor on mast cells and macrophages
3. Triggers production of TNF
4. TNF drives differentiation and activation of myofibroblasts

Putative Therapeutic Interventions

1. Anti-TNF (in Phase 2b/3 trial with approval only from MHRA/CCMO and relevant accredited ethics committees)
2. Anti-IL-33 and/or anti-TNFR2 (next generation)

➢ *Double pronged approach, blocking production of TNF and downstream signaling*

Patents filed for anti-TNFR2 and anti-IL-33
Claims in USA granted for IL-33, others pending

Source for Diagram:
Izadi D et al. Sci. Adv. 2019; 5 : eaay0370 4 December 2019 – *supp data*

180 Life Sciences Corp. www.180lifesciences.com Q4 2020 27

28 C Plasma TNF increases after surgery Surgery impaired fear memory is restored with pre - op anti - TNF Generated patent, licensed from Kennedy Inst. for treatment of POCD with anti - TNF Evidence That TNF Plays a Role in POCD In mice Forsberg A et al, Annals of Neurology (2017) 81:4, 572 - 582 Kazmierski J et al, International Psychogeriatrics (2014), 26:5, 845 – 855 In humans • Mice subjected to surgery (open tibial fracture) experience a rapid increase in plasma TNF levels (A) - not caused by anesthesia alone (B) • Administration of pre - operative anti - TNF reduces freezing behavior, indicative of contextual fear memory, characteristic of cognitive decline (C) • Surgery in humans triggers TNF release, and is associated with reduced brain activity cognitive decline (1,2) Plasma TNF increases after surgery and correlates with post operative delirium (1) Clark IA, Vissel B. Front Neurosci (2018) 12:257. (2) Alam A et al, EBioMedicine (2018) 37:547 - 556 Post - op TNF - a (pg/ml) NON - DELIRIOUS (n=72) DELIRIOUS (n=41) OR (95% CI) P value 10.5 (7.65 - 12.65) 13.4 (10.5 - 16.7)* 1.12 (1.036 - 1.210) 0.001 TNF - alpha Pg/ul Preop Postop day 3 - 4 Time Postop 3 months * 5 4 3 2 1 0 * A 15 10 5 0 Naive 30m 1h 2h 6h 12h TNF a (pg/ml) ND B TNF a (pg/ml) Naive 30m 1h 2h 6h 12h 24h 10 5 0 ND ND ND ND * 80 60 40 20 0 % freezing C Naive N + Ab S S + Ab 180 Life Sciences Corp. www.180lifesciences.com Q4 2020

180 LIFE SCIENCES

Platform Description

Non-psychoactive CBD analogs (SCAs) are anti-inflammatory, and elicit analgesic effects
Studied by Mechoulam, Gallily, Feldmann since 1998 (Malfait et al, PNAS 2000)

HOW DOES IT WORK?

- CBD signals through multiple GPCR receptors, e.g. **CB2R, TRPV-1, 5HT1a, GPR55, GPR18** and others
- Anti-inflammatory, analgesic and anxiolytic properties

OUR PRODUCTS:

NON-PSYCHOACTIVE SCAs

- Scientifically formulated analogs of CBD (SCAs) have been synthesized and patented, new formulations under analysis
- Analysed in animal models of inflammation and pain

WHY MAN-MADE?

- High purity (>99.5%)
- CBD from plants are typically ≤ 98% pure, contain THC, minor cannabinoids, terpenes, flavonoids etc.
- Consistent across batches, more favourable for obtaining regulatory approval

OUR DRUGS

1. **HU-436** (1)
2. **Domb patent 1** (2)
3. **Mechoulam patent 2** (3)
4. **Mechoulam patent 3 & others** (3)



H
OH
H
HO

(1) Patented drug we licensed from HU, but expect to discover superior drugs from ongoing research
(2) CBD derivative, patent being filed, agreement with Domb & HU completed
(3) Not yet filed

180 Life Sciences Corp. www.180lifesciences.com Q4 2020 29

180 LIFE SCIENCES

CBD - A Superior Treatment For Arthritis

Problem

- Very early arthritis, pain & swelling is not effectively treated clinically
- Nonsteroidals do not help, can increase TNF[(1)]
- Existing therapies are suboptimal:
  - Methotrexate has side effects patients dislike
  - Anti-TNF is costly and use restricted / delayed by NICE (National Institute of Clinical Evidence, in UK)
  - Early rheumatoid or psoriatic arthritis is badly treated: delays mean the "window of opportunity" for best results is missed

Solution

- For very early arthritis: novel SCAs being developed
- Effective anti-inflammatory (better than NSAIDs)
- Effective analgesic
- For early established RA, PsA: SCA will be tried in combination (offers additional patentability)
- Trials will be performed by Oxford rheumatologists and trial experts

(1) Page TH ...... & Feldmann M (2010), J Immunol.15;185(6):3694-701

Oral CBD is effective in mouse model of RA


Clinical score
0
1
2
3
4
5
6
7
0
2
4
6
8
10

From the first clinical signs of arthritis, mice were given CBD **orally**, at the following doses: 50 mg/kg (△), 25mg/kg (▲), or 10 mg/kg (o).

A. M. Malfait, R. Mechoulam, M. Feldmann, R. Gallily PNAS 2000;97:17:9561-9566

CBD reduces inflammation in knee arthritis – unpublished new data untreated
5 mg/kg CBD
10 mg/kg CBD
25 mg/kg CBD
healthy

CBD was administered intraperitoneally to mice with zymosan induced arthritis in the left knee. Inflammation intensity is marked by colour scale shown on right, using a fluorescent reporter of cathepsin. CBD (5-25 mg/kg) attenuates local inflammation in a dose dependent manner.

180 Life Sciences Corp. www.180lifesciences.com Q4 2020 30

180 LIFE SCIENCES

Fibrosis Program Patents

METHOD OF TREATING EARLY STAGE DUPUYTREN'S DISEASE			
Country	**Application No.**	**Date Filed**	**Status**
Australia	2017248273	16/10/2018	Filed
Canada	3020327	05/10/2018	Filed
Europe	17779836	05/11/2018	Filed
Hong Kong	19128046	12/08/2019	Filed
U.S.	62/320,151	08/04/2016	Filed
U.S.	16/089,234	27/09/2018	Filed

METHOD OF TREATING A LOCALIZED FIBROTIC DISORDER USING AN IL-33 ANTAGONIST			
Country	**Application No.**	**Date Filed**	**Status**
Australia	2016226414	15/09/2017	Filed
Canada	2,978,449	29/02/2016	Filed
Europe	16759325	25/09/2017	Filed
Hong Kong	18107063.7	30/05/2018	Filed
U.S.	15/555,027	15/12/2017	Granted 10/12/2019 US10500273B2

METHOD OF TREATING A LOCALIZED FIBROTIC DISORDER USING A TNF RECEPTOR 2 ANTAGONIST			
Country	**Application No.**	**Date Filed**	**Status**
Australia	2016226415	18/09/2017	Filed
Canada	2,978,431	29/02/2016	Filed
Europe	16759326.8	25/09/2017	Filed
Hong Kong	18107062.8	30/05/2018	Filed
U.S.	15/555,030	31/08/2017	Filed

METHOD OF TREATING OCULAR FIBROSIS USING AN IL-33/TNF BISPECIFIC ANTIBODY			
Country	**Application No.**	**Date Filed**	**Status**
U.S.	62/722,263	24/08/2018	Filed

METHOD OF TREATING LOCALIZED FIBROTIC DISORDERS USING AN IL-33/TNF BISPECIFIC ANTIBODY			
Country	**Application No.**	**Date Filed**	**Status**
U.S.	16/328,979	27/02/2019	Filed
Europe	17924768.9	01/04/2019	Filed

METHOD OF TREATING SYSTEMIC FIBROTIC DISORDERS USING AN IL-33/TNF BISPECIFIC ANTIBODY			
Country	**Application No.**	**Date Filed**	**Status**
U.S.	16/329,013	27/02/2019	Filed
Europe	17847574.5	01/04/2019	Filed
Hong Kong	62020001194	09/01/2020	Filed

METHOD OF TREATING FIBROPROLIFERATIVE DISORDERS INCLUDING DUPUYREN'S WITH ONE OR MORE SPECIFIC HUMAN MMP AND ATNF ANTAGONIST			
Country	**Application No.**	**Date Filed**	**Status**
U.S.	61/845,366	11/07/2013	Filed

USES OF IL-33 RECEPTORS ANTAGONIST			
Country	**Application No.**	**Date Filed**	**Status**
U.S.	62/127,157	02/03/2015	Filed

180 Life Sciences Corp. www.180lifesciences.com Q4 2020 31

180 LIFE SCIENCES

Fibrosis Program Patents (cont'd)

TREATMENT FOR DUPUYTREN'S DISEASE

Country	Application No.	Date Filed/Granted	Status	Patent Number	Note
Australia	2011322482	06/07/2017	Granted	2,011,322,482	
Australia	2017204267	05/09/2019	Granted	2,017,204,267	
Canada	2,847,197	28/02/2014	Filed		
					The European patent valid or being validated in:
Europe	11779628.4	20/02/2019	Granted	E-1075071	Austria
		12/02/2019	Granted	2,362,446	Belgium
		14/02/2019	Granted	60 2011 054 785.2	Germany
		07/03/2019	Granted	2,362,446	Finland
		09/01/2019	Granted	2,362,446	France
		07/03/2019	Granted	2,362,446	Iceland
		02/01/2019	Granted	2362446-IE	Ireland
		11/03/2019	Granted	502,019,000,019,925	Italy
		12/02/2019	Granted	2,362,446	Netherlands
		28/02/2019	Granted	2,362,446	Norway
		11/03/2019	Filed		Spain
		28/02/2019	Granted	2,362,446	Sweden
		26/02/2019	Granted	2,362,446	Switzerland/Liechtenstein
		21/12/2018	Granted	2,362,446	United Kingdom
Japan	2013-535462	16/09/2016	Granted	6004494	
U.S.	16/399,547	02/06/2020	Granted	10669334	
U.S.	13/882,262	22/09/2015	Granted	9,138,458	
U.S.	14/852,442	30/04/2019	Granted	10273296	

METHODS OF PREVENTION OR TREATMENT OF TRIGGERED INFLAMMATORY REACTIONS USING TNF ALPHA ANTAGONIST

Country	Application No.	Date Granted	Status	Patent Number	Note
Europe	11710004	03/06/2020	Granted	2,547,363	Austria
		03/06/2020	Granted	2547363	Belgium
		03/06/2020	Granted	2547363	Switzerland
		03/06/2020	Granted	602,011,067,119	Germany
		03/06/2020	Granted	DK/EP 2547363	Denmark
		03/06/2020	Granted	2547363	Spain
		03/06/2020	Granted	2547363	Finland
		03/06/2020	Granted	2547363	France
		03/06/2020	Granted	2547363	Ireland
		03/06/2020	Granted	2547363	Italy
		03/06/2020	Granted	2547363	Netherland
		03/06/2020	Granted	2547363	Norway
		03/06/2020	Granted	2547363	Sweden
		03/06/2020	Granted	2547363	United Kingdom

METHOD FOR TREATMENT OF POST OPERATIVE COGNITIVE DYSFUNCTION

Country	Application No.	Grant Date	Status	Patent Number	Note
U.S.	13/579,555	12/04/2016	Granted	9,308,254	
Japan	2012-553396	24/06/2016	Granted	5,955,227	

180 Life Sciences Corp. www.180lifesciences.com Q4 2020 32

33 SCA & α7 nAChR Program Patents SCA: CYCLOHEXENYL COMPOUNDS, COMPOSITIONS COMPRISING THEM AND USES Country Application No. Date Filed/Granted Status Note US2 10239848 26/03/2019 Granted Claims directed to a method for treating obesity or a disease/disorder associated therewith by administration of a compound of the formula as defined in claim 1 – issued. US3 16/274,107 12/02/2019 Filed Claims directed to a method for treating pain or associated condition or symptom by administration of a compound of the formula as defined in claim 1 IL 248256 31/07/2018 Granted Claims directed to a pharmaceutical composition for treatment of (i) obesity or a disease/disorder associated therewith; or (ii) abnormal food consumption or body weight, or a condition or symptom associated therewith, comprising a compound of the formula 1 as defined in claim 1 EP 15726740.2 09/08/2016 Filed CN ZL20158002097 8.7 14/01/2020 Granted CA 2944837 Filed SCA: BIOACTIVE PHENOLATE IONIC COMPLEXES Country Application No. Date Filed/Granted Status Note US 62/704,121 22/04/2020 Filed α7 nAChR Country Date Filed/Granted Status Patent/Application Number Note US Grant 16/09/2014 Granted US8835391B2 Alpha B - crystallin as a therapy for multiple sclerosis US Grant 25/01/2011 Granted US7875589B2 Alpha B - crystallin as a therapy for rheumatoid arthritis US Grant 08/07/2014 Granted US8771689B2 Alpha B - crystallin as a therapy for ischemia or inflammation US Application 16/09/2019 Filed US20180333451A1 B - 1a lymphocyte and/or macrophage targeting and activation to treat medical conditions with inflammatory or autoimmune components. Japan 18/11/2016 Filed 2018 - 526196 B - 1a lymphocyte and/or macrophage targeting and activation to treat medical conditions with inflammatory or autoimmune components. Canada 18/11/2016 Filed 3004908 B - 1a lymphocyte and/or macrophage targeting and activation to treat medical conditions with inflammatory or autoimmune components. STATUS OF PATENT APPLICATIONS UPDATED Sept 20 , 2020 CANN - 001 – Cyclohexenyl compounds, compositions comprising them and uses thereof (HU436 & HU435) Applicant: Yissum research development company of the Hebrew University of Jerusalem Ltd. Inventors: Ruth Gallily , Raphael Mechoulam , Aviva Breuer Priority: US Provisional Application No. 61/981,997, filed April 21, 2014 (expired) 180 Life Sciences Corp. www.180lifesciences.com Q4 2020